Exhibit (j)(1)

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" and to the use of our report dated February 7, 2003, which is incorporated by reference in this Registration Statement (Form N-1A No. 33-79180) of Gabelli Gold Fund, Inc.



                                                    /s/ ERNST & YOUNG LLP
                                                        ERNST & YOUNG LLP


 New York, New York
 April 28, 2003